Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT

AMENDMENT  NO.  4  TO  AMENDED  AND  RESTATED  MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of September 23, 2024 (this “Amendment”), by and between KREF LENDING I LLC, a Delaware limited liability company (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of April 7, 2017 (as amended by Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, dated as of September 20, 2017, by and between Seller and Buyer, as further amended by Amendment No. 2 to Amended and Restated Master Repurchase and Securities Contract, dated as of November 28, 2018, by and between Seller and Buyer, as further amended by that certain Letter Agreement, dated as of December 2, 2019, as further amended by Amendment No. 3 to Amended and Restated Master Repurchase and Securities Contract, dated as of September 23, 2021, by and between Seller and Buyer, as further amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Buyer and Seller have agreed to amend certain provisions of the Repurchase Agreement in the manner set forth herein; and Guarantor hereby agrees to make the acknowledgments set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

SECTION 1.  Repurchase Agreement Amendments.

(a)          Article 2 of the Repurchase Agreement is hereby amended by inserting the following new definition in the correct alphabetical order:

“Fourth Amendment Effective Date”: September 23, 2024.

(b)          The defined terms “Funding Expiration Date” and “Maturity Date”, as set forth in Article 2 of the Repurchase Agreement, are each hereby amended and restated in their entirety to read as follows:

“Funding Expiration Date”:  The earliest to occur of (a) September 23, 2027, (b) any Accelerated Repurchase Date, and (c) any date on which the Maturity Date shall otherwise occur in accordance with the provisions hereof or Requirements of Law.

“Maturity Date”: The earliest of (a) September 23, 2027, as such date may be extended pursuant to Section 3.06, (b) any Accelerated Repurchase Date, and (c) any date on which the Maturity Date shall otherwise occur in accordance with the provisions hereof or Requirements of Law.

(c) Section 3.06(b) of the Repurchase Agreement is hereby deleted in its entirety.

(d) Section 17.01(b) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Contemporaneously with the execution of this Agreement on the Original Closing Date, Buyer will enter into, and cause Servicer to enter into, the Servicing Agreement. Each Servicing Agreement, where the Servicer is not Buyer or an Affiliate of Buyer shall automatically terminate on the Remittance Date following the execution of such Servicing Agreement and on each Remittance Date occurring thereafter, unless, in each case, Buyer shall agree, by prior written notice to the related Servicer to be delivered on or before the Remittance Date on which the Servicing Agreement is scheduled to terminate, to extend the termination date to the immediately following Remittance Date, which extension notice may be delivered by Buyer via email. Neither Seller nor the related Servicer may assign its rights or obligations under the related Servicing Agreement without the prior written consent of Buyer.”

(e)          Buyer’s Location, as set forth in Annex 1 to the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:

“Wells Fargo Bank, National Association
550 South Tryon Street, 22nd Floor
MAC D1086-220
Charlotte, NC 28202-4200
Attention: Allen Lewis”

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which (a) this Amendment is executed and delivered by a duly authorized officer of each of Seller, Guarantor and Buyer, (b) Buyer receives a fully executed copy of that certain Second Amended and Restated Fee and Pricing Letter, dated as of the date hereof (the “Fee Letter Amendment”), between Seller and Buyer, and (c) Buyer has received payment of the installment of the Structuring Fee that is due on the Fourth Amendment Effective Date (such date, the “Amendment Effective Date”).

SECTION 3. Representations, Warranties and Covenants. Seller hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms each of its representations, warranties and covenants contained in each Repurchase Document.

SECTION 4. Acknowledgements of Seller and Guarantor. Seller hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents.

SECTION 5.  Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and the Fee Letter Amendment and agrees that it continues to be bound by the Guarantee Agreement to the extent of the Guaranteed Obligations (as defined therein), notwithstanding the execution of this Amendment and the Fee Letter Amendment and the impact of the changes set forth herein and therein, and (b) that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

SECTION 6.  Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date (x) each reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, this “Master Repurchase and Securities Contract”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 7. No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or Pledgor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Pledge Agreement or any of the other Repurchase Documents to which any Repurchase Party is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement and the Pledge Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement and the Pledge Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 9. Expenses. Seller agrees to pay and reimburse Buyer for all actual out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment and all other agreements, instruments or documents related thereto, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER:

KREF LENDING I LLC,
a Delaware limited liability company

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

Acknowledged and Agreed:

GUARANTOR:

KKR REAL ESTATE FINANCE HOLDINGS L.P.,
a Delaware limited partnership

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

BUYER:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Allen Lewis
Name: Allen Lewis
Title: Managing Director